UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): January 30, 2017

CAPSTONE TURBINE CORPORATION
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-15957	95-4180883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

21211 Nordhoff Street, Chatsworth, California 91311
(Address of Principal Executive Offices) (Zip Code)

(818) 734-5300
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On January 30, 2017, Capstone Turbine Corporation (the “Company”) issued a press release announcing certain preliminary estimates regarding its financial results for the third quarter ended December 31, 2016. A copy of the press release is attached as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.

     In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 2.02 (including the press release attached hereto as Exhibit 99 and incorporated herein by reference) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.
	Exhibit 99	Press release of Capstone Turbine Corporation dated January 30, 2017 containing certain preliminary financial information for the third quarter ended December 31, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE TURBINE CORPORATION

Date: January 30, 2017	By:	/s/ Jayme L. Brooks
Jayme L. Brooks
Chief Financial Officer and Chief Accounting Officer

Exhibit Index

Exhibit	Description

Exhibit 99	Press release of Capstone Turbine Corporation dated January 30, 2017 containing certain preliminary financial information for the third quarter ended December 31, 2016.